UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 28, 2013

HMS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-50194	11-3656261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5615 High Point Drive, Irving, TX	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (214) 453-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 28, 2013, the Board of Directors of HMS Holdings Corp. (the “Registrant”) appointed Craig R. Callen to serve as a member of the Registrant’s Board, filling a newly created directorship and bringing the number of directors to ten. Mr. Callen is an “independent director” as defined under the NASDAQ Marketplace Rules.

Mr. Callen was not selected as a director pursuant to any arrangement or understanding with any other person and he does not have any reportable transactions under Item 404(a) of Regulation S-K.

For his services as a director of the Company, Mr. Callen will receive the Company’s standard compensation applicable to non-employee directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HMS HOLDINGS CORP.

                       (Registrant)

By:	/s/ Walter D. Hosp
Name:	Walter D. Hosp
Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer

Dated: October 29, 2013

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